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                                                                       EXHIBIT 1

                       SCHEDULE 13D JOINT FILING AGREEMENT

         In accordance with the requirements of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, and subject to the limitations set forth therein, the parties set forth below agree to jointly file the Schedule 13D to which this joint filing agreement is attached, and have duly executed this joint filing agreement as of the date set forth below.

Date:  June 2, 2003




                                   SENTINEL CAPITAL PARTNERS II, L.P.
                                   By       Sentinel Partners II, L.P.
                                   Its:     General Partner

                                   By:      Sentinel Managing Company II, LLC
                                   Its:     General Partner

                                   By:      /s/ David S. Lobel
                                            ----------------------------------
                                            Name:  David S. Lobel
                                            Title:  Managing Member



                                   SENTINEL PARTNERS II, L.P.
                                   By:      Sentinel Managing Company II, LLC
                                   Its:     General Partner

                                   By:      /s/ David S. Lobel
                                            ----------------------------------
                                            Name:  David S. Lobel
                                            Title:  Managing Member


                                   SENTINEL MANAGING COMPANY II, LLC

                                   By:      /s/ David S. Lobel
                                            ----------------------------------
                                            Name:  David S. Lobel
                                            Title:  Managing Member


                                   /s/ David S. Lobel
                                   ----------------------------------
                                   David S. Lobel